SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              PHARMAFRONTIERS CORP.
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by
         Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                              PHARMAFRONTIERS CORP.
                         2408 Timberloch Place Suite B7
                             The Woodlands, TX 77380
                    _________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    _________________________________________

     The Annual Meeting of Shareholders of PharmaFrontiers Corp. will be held at The Marriott Hotel 255 N. Sam Houston Parkway, Houston, TX 77060, at 1:00 p.m., Central Time, June 21, 2005, for the following purposes:

1. Election of Directors. To elect five directors to the Board of Directors to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified.

2. Amendment of Plan. To approve an amendment to the Company's June 2004 Compensatory Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 1,000,000 shares.

3. Ratification of Auditors. To ratify the selection by the Audit Committee of Malone & Bailey, PC, as independent auditors of the Company for its fiscal year ending December 31, 2005.

4. Other Business. To transact any and all other business that may properly come before the meeting.

     These business items are described more fully in the Proxy Statement accompanying this Notice.

     Only shareholders who owned our common stock at the close of business on May 6, 2005, can vote at this meeting or any adjournments that may take place. All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Your stock will be voted in accordance with the instructions you have given. Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.


By Order of the Board of Directors,

Robert H. Gow
Chairman

Dated: May 16, 2005

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

                              PHARMAFRONTIERS CORP.


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 21, 2005
                 INFORMATION CONCERNING SOLICITATION AND VOTING



General

     The enclosed proxy is solicited on behalf of the Company's Board for use at the Annual Meeting of Shareholders to be held on June 21, 2005, at 1:00 p.m., Central Time (the "Annual Meeting"), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Marriott Hotel 255 N. Sam Houston Parkway, Houston, TX 77060. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about May 16, 2005. The Board of Directors of PharmaFrontiers Corp., a Texas corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. When you see the term "we," "our," the "Company" or "Pharma," it refers to PharmaFrontiers Corp., and its subsidiaries.

Availability of Annual Report and Form 10-KSB

     Accompanying this Proxy Statement is the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission. The Company makes available, free of charge through its website (www.pharmafrontierscorp.com), its annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission. These reports can be found under "SEC Filings" through the "Investors" section of the Company's website located at www.pharmafrontierscorp.com. The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company's Annual Report on Form 10-KSB (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended December 31, 2004. Such requests should be addressed to Investor Relations, PharmaFrontiers Corp, 2408 Timberloch Place Suite B7, The Woodlands, TX 77380.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company's Secretary, at the address of the Company's executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

Quorum; Abstentions and Broker Non-Votes

     Our common stock is the only type of security entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on May 6, 2005 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 10,534,526 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Shares of common stock may not be voted cumulatively.

     Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted "FOR" each of the five nominees, "FOR" the approval of the amendment to the June 2004 Compensatory Stock Option Plan to increase the aggregate number of shares of common stock authorized for issuance by 1,000,000 and "FOR" the ratification of our auditors. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy. The bylaws of the Company provide that unless otherwise provided by law or by the Articles of Incorporation, all matters other than the election of directors shall be decided by the affirmative vote of a majority of the outstanding shares of stock represented in person or by proxy at the Annual Meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of stock represented by "broker non-votes" (i.e., shares of stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) will be treated as present for purposes of determining a quorum.

Voting

     Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means five nominees for directors receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not affect the election of a candidate who receives a plurality of votes. Shareholders may not cumulate votes in the election of directors.

     Proposal 2. Amendment to the June 2004 Compensatory Stock Option Plan to increase the aggregate number of shares authorized for issuance by 1,000,000 requires the approval of a majority of the outstanding shares of stock represented in person or represented by proxy at the Annual Meeting. Abstentions as to Proposal Two will have the same effect as votes against the proposal. Broker non-votes as to Proposal Two, however, will be deemed shares not entitled to vote on the proposal, will not be counted as votes for or against the proposal, and will not be included in calculating the number of votes necessary for approval of the proposal.

     Proposal 3. Ratification of our independent public accountants requires the approval of a majority of the outstanding shares of stock represented in person or represented by proxy at the Annual Meeting. Abstentions as to Proposal Three will have the same effect as votes against the proposal. Broker non-votes as to Proposal Three, however, will be deemed shares not entitled to vote on the proposal, will not be counted as votes for or against the proposal, and will not be included in calculating the number of votes necessary for approval of the

Solicitation

     The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Shareholder Proposals

     Proposals of shareholders that are intended to be presented at our 2006 Annual Meeting of Shareholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary no later than January 16, 2006, in order to be included in the Proxy Statement and proxy materials relating to our 2006 Annual Meeting of Shareholders. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by March 16, 2006. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, and the proposal is permitted at the annual meeting, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

Dissenter's Rights

     Neither Texas law nor our articles of incorporation or bylaws provide our shareholders with dissenters' rights in connection with the election of directors, establishment of a stock option plan or increase in authorized common shares.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors currently consists of five members. The Nominating Committee of the Board of Directors has nominated for re-election Robert Gow, David B. McWilliams, Tony Kamin, Brian Rodriguez, and Paul Frison to serve on the Board. Each of the nominees currently sit on the Board. The shares represented by the enclosed proxy will be voted for the election as directors the five nominees named below to serve until the 2006 Annual Meeting or until their successors have been duly elected and qualified. The five persons receiving the highest number of "for" votes represented by shares of Company common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting will be elected. All of the nominees have indicated to the Company that they will be available to serve as directors. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board of Directors as may be determined by the holders of the proxy. There are no family relationships among our executive officers and directors.

Director Nominees

     The Directors have nominated the following persons.

     Nominee            Age     Current Director     Principal Occupation

David B. McWilliams      61           Yes            President, Chief Executive
                                                      Officer and Director
Robert H. Gow            71           Yes            Private Investor
Anthony N. Kamin         44           Yes            President - Eastwood
                                                      Investments
Brian E. Rodriguez       35           Yes            Financial Consultant
Paul M. Frison           67           Yes            Chief Executive Officer -
                                                      Houston Technology Center

     David B. McWilliams - Mr. McWilliams has over 30 years of experience building public and private biopharmaceutical / healthcare companies. Since 1992, as an investor and chief executive officer, Mr. McWilliams has led several companies at key points of their development. Most notably, he was president, chief executive officer and director of Encysive Pharmaceuticals (ENCY). At Encysive, he was responsible for raising $250 million in public financings and corporate partnerships; licensed, developed and received FDA approval for anticoagulant (Argatroban); and built a portfolio of products through acquisition and internal discovery, with three compounds in Phase II/III testing for four indications. From 1980 to 1992, Mr. McWilliams was president and chief executive officer of several healthcare companies. From 1972 to 1980, Mr. McWilliams was an executive at Abbott Laboratories, rising up to general manager of South Africa. Previously, Mr. McWilliams was a management consultant at McKinsey & Co. Mr. McWilliams received an MBA in Finance from the University of Chicago, and B.A. in Chemistry, Phi Beta Kappa, from Washington and Jefferson College. Mr. McWilliams has been a director of Texas Health Plan, GenTrans Technology, Zonagen (ZONA), Encysive Pharmaceuticals (ENCY), DIFCO Laboratories and Structural Bioinformatics. He is currently a director of Fairway Medical Technologies, Houston Technology Center, and Texas Healthcare and Bioscience Institute.

     Robert H. Gow - Mr. Gow is a graduate of the Yale School of Engineering. At 29, Mr. Gow served as the financial vice president of Zapata Offshore Co. Mr. Gow later became president of Zapata Offshore Co. Since Mr. Gow's employment at Zapata Offshore Co., he has held the position of chief executive officer for several companies, four of which he took public. Mr. Gow has taught a course in Creative Entrepreneurship at Rice University. Five case studies concerning Mr. Gow's activities have been taught at the Harvard Business School. For the last five years, Mr. Gow has been operating a privately held company that raises and produces bamboo products.

     Anthony N. Kamin - Mr. Kamin has served as president of Eastwood Investments, a private equity multi-strategy and multi-asset class manager since 2001. Mr. Kamin also serves as president of Interim Medical Management which provides a range of management services primarily in the biotechnology and medical device fields. Mr. Kamin was a venture partner with Venture Strategy Partners from 1998 to 2003 and instrumental in the launch of their venture operations and is a co-founder of Nobex Corporation (oral protein and peptide delivery) and Hi Fidelity Entertainment. He is currently chairman of the board of advisors for Devlab, a center for technology commercialization at Northwestern University, serves on boards for the Illinois Technology Enterprise Center (ITEC) for Chicago, Real American Restaurants, B2P.com and the Cove School for children with learning disabilities. Mr. Kamin received a Masters Degree from Yale University in International Relations with a concentration in International Law.

     Brian E. Rodriguez - Mr. Rodriguez is a certified public accountant, licensed in the state of Texas. Mr. Rodriguez has served as a client consultant with the financial operations consulting practice of Jefferson Wells International, a global professional services firm. Mr. Rodriguez served as director of finance for JP Mobile, a privately held wireless software company in Dallas, Texas, since 2002. Mr. Rodriguez spent two years with Coopers and Lybrand (now PricewaterhouseCoopers) as a member of the Business Assurance audit practice. He served in the corporate revenue recognition group of DSC Communications, a $1 billion public telecommunications company (later acquired by Alcatel). He currently serves as volunteer Treasurer for Brookhaven Church in Dallas, Texas. Mr. Rodriguez earned his Bachelor of Business Administration in Accounting from Texas A&M University.

     Paul M. Frison - Mr. Frison has served as president and chief executive officer of the Houston Technology Center (HTC), a business accelerator for Houston-based emerging technology companies since January 1999. As a non-profit corporation, HTC seeks to enhance Houston's position as a leading city for starting and growing companies in key technology sectors: energy, information technology, life sciences and NASA-originated technologies. Mr. Frison has been president and/or chief executive officer of three technology based public companies (LifeMark (1975 - 1984), NYSE; ComputerCraft (1984 - 1986), NASDAQ; LifeCell (1986 - 1999), NASDAQ). He has been involved in four other start-ups by serving on the board of directors. Mr. Frison received his B.A. from Occidental College in Los Angeles, California. He currently serves on the board of directors of the HTC, The Institute of Research and Rehabilitation (TIRR), The Entrepreneurship Institute, The Houston Entrepreneurs Foundation, The Lions Eye Foundation - Houston, Boy Scouts of America - Houston, Texas Council of AEA, Texchange, and chairman of the Advisory Council of the University of Houston - College of Technology.

Board Meetings and Committees

     The Board held 6 meetings during the fiscal year ended December 31, 2004. Each Board member attended at least 75% or more of the Board meetings held during the fiscal year ended December 31, 2004. As of the date of the Proxy Statement, the Board has three standing committees: (1) the Compensation Committee; (2) the Audit Committee; and (3) the Nominating Committee.

Director Independence

     The Board of Directors has determined that each of Messrs. Gow, Rodriguez, Kamin, and Frison are independent directors as defined in Rule 10A-3 of the Exchange Act. As part of its analysis, the Board of Directors determined that none of Messrs. Gow, Rodriguez, Kamin, and Frison have a direct or indirect material relationship with the Company that would interfere with the exercise of independent judgment.

Compensation Committee

     The Compensation Committee of the Board consisted of Messrs. Gow and Frison. Messrs. Gow and Frison are independent directors as defined in Rule 10A-3 of the Exchange Act. The Compensation Committee reviews and approves salaries and incentive compensation for the Company's executive officers. The Compensation Committee held 1 meeting in the fiscal year ended December 31, 2004, and both directors attended.

     The Report of the Compensation Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Compensation Committee, which is available on the Company's website at www.pharmafrontierscorp.com .

Audit Committee

     The Audit Committee of the Board consists of two non-employee directors:
Messrs. Gow and Rodriguez. Each of Messrs. Gow and Rodriguez are independent as defined in Rule 10A-3 of the Exchange Act. The Audit Committee engages the Company's independent auditors, reviews the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of the Company's internal accounting controls and financial affairs. The Audit Committee met 1 time in the fiscal year ended December 31, 2004. Each director attended the Audit Committee meeting held during the fiscal year ended December 31, 2004.

     The Board has determined that Mr. Rodriguez qualifies as an "audit committee financial expert" as defined by Item 401(e) of Regulation S-B of the Exchange Act.

     The Report of the Audit Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A and is also available on the Company's website at www.pharmafrontierscorp.com.

Nominating Committee

     The Nominating Committee consists of two non-employee directors and one employee director: Messrs. Gow and Frison are non-employee directors and Mr. McWilliams is an employee director. Each of Messrs. Gow and Frison are independent as defined in Rule 10A-3 of the Exchange Act. The Nominating Committee was created to review and approve candidates for election and to fill vacancies on the Board, including the director nominees being voted upon at the Annual Meeting. The Nominating Committee met 1 time in the fiscal year ended December 31, 2004. Each director attended at least 75% or more of the Nominating Committee meetings held during the fiscal year ended December 31, 2004.

     The Board has adopted a written charter for the Nominating Committee, which is available on the Company's website at www.pharmafrontierscorp.com.

Consideration of Director Nominees

     Director Qualifications

     In discharging its responsibilities to nominate candidates for election to the Board, the Nominating Committee has not specified any minimum qualifications for serving on the Board. However, the Nominating Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board. The Nominating Committee seeks to assure that the Board is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company's values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.

     Identifying and Evaluating Nominees for Directors

     The Nominating Committee will utilize a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. The Nominating Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating Committee. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating Committee. The Nominating Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

     Communications with the Board

     The Board has adopted the following policy for shareholders who wish to communicate any concern directly with the Board. Shareholders may mail or deliver their communication to the Company's principal executive offices, addressed as follows:

                                  Addressee (*)
                                  c/o Secretary
                              PharmaFrontiers Corp.
                         2408 Timberloch Place Suite B7
                             The Woodlands, TX 77380

*Addressees: Board of Directors; Audit Committee of the Board of Directors; Nominating Committee of the Board of Directors; Compensation Committee of the Board of Directors; name of individual director.

     Copies of written communications received at such address will be forwarded to the addressee as soon as practicable.

     Attendance at Annual Meetings

     Members of the Board of Directors are encouraged to attend the Company's Annual Meeting; however, attendance is not mandatory.

     Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board consists of Mr. Gow. Mr. Gow has not been nor is an officer or employee of the Company. None of the Company's executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Company's Board or Compensation Committee. No member of the Company's Board is an executive officer of a company in which one of the Company's executive officers serves as a member of the Board of Directors or compensation committee of that company.

     Compensation of Directors

     Directors Frison and Kamin receive $1,000 for regular meeting attended in person and $500 when attended via teleconference. Director Rodriguez receives $1,250 per month and director Gow receives $3,000 per month irregardless how many meetings or where attended. Mr. McWilliams does not receive additional compensation for his services as a director.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2004, except for a late Form 3 filing by Mr. McWilliams and a late Form 4 and/or Form 5 of Messrs. McWilliams and Rouse for the issuance and exercise of options. Each late Form 3, Form 4 and/or Form 5 has been filed.

BASED UPON THE RECOMMENDATION OF THE NOMINATING COMMITTEE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THE ABOVE NOMINEES. A NOMINEE MUST RECEIVE A PLURAILITY OF THE VOTE OF THE HOLDERS OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESTED BY PROXY AT THE ANNUAL MEETING.


    PROPOSAL NUMBER 2 - AMENDMENT OF JUNE 2004 COMPENSATORY STOCK OPTION PLAN

     In June 2004, the Board of Directors of the Company ("Board") adopted, and the stockholders subsequently approved, the Company's June 2004 Compensatory Stock Option Plan (the "Plan"), which originally reserved 2,000,000 shares of Common Stock issuance.

     The Board of Director recommends amending the Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Plan from a total of 2,000,000 shares to a total of 3,000,000 shares. As of April 21, 2005 awards (net of canceled or expired awards) covering an aggregate of 1,524,500 shares of the Company's Common Stock had been granted under the Plan. Only 475,500 shares of Common Stock (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of awards or the reacquisition by the Company of issued shares) remained available for future grant under the Plan. The Plan will continue irrespective of the passage of this proposal, as this proposal only increases the number of shares that may be issued under the Plan.

Background Information

     The purpose of the Plan is to promote the interests of the Company and its stockholders and give it a competitive advantage by: (i) attracting and retaining executive personnel and other key employees of outstanding ability;
(ii) motivating executive personnel and other key employees, by means of performance--related incentives, to achieve longer-range performance goals; and
(iii) enabling such employees to participate in the long-term growth and financial success of the Company by acquiring a proprietary interest in the Company.

General Administration of the Plan

     The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee will be authorized to grant to key employees of the Company awards in the form of stock options, performance shares, and restricted stock. In addition, the Committee will have the authority to grant other stock-based awards in the form of stock appreciation rights, restricted stock units, and stock unit awards. The Plan will expire in June 2014, unless terminated earlier or extended by the Board of Directors.

     Each member of the Committee must be a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an "independent director" as defined by Rule 10A-3 of the Exchange Act and an "outside director" within the meaning of the Code. The Committee will select persons to receive grants from among the eligible participants, determine the types of grants and number of shares to be awarded to grantees, and set the terms, conditions, and provisions of the grants consistent with the Plan. The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price. The Committee may also establish rules for administration of the Plan.

Eligibility

     The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. All awards and the terms of any award to eligible participants who are members of the Committee must also be approved by the Board of Directors.

Shares Subject to the Plan

     Subject to approval by the shareholders at this Annual Meeting, a maximum of 3,000,000 shares of Company common stock may be issued under the Plan (currently, only 2,000,000 shares have been reserved and only 2,000,000 will be reserved if this proposal is not passed by the shareholders). Any shares of Company common stock subject to awards that are forfeited or withheld in payment of any exercise price or taxes will again be available for grant. Also, if an award terminates without shares of Company common stock being issued, then the shares that were subject to the award will again be available for grant. The shares may be authorized and unissued shares or treasury shares. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company's common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

Types of Awards Under the Plan

     Stock Options

     The Committee may grant awards in the form of options to purchase shares of the Company's common stock. With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided, however, that the exercise price of any "Incentive Stock Option" (as defined in the Plan) may not be less than 100% of the fair market value of the shares of Company common stock on the date the option is granted. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Stock Option may be exercised later than 10 years after the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Stock Option, of Company common stock for which an Incentive Stock Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. The effect of a grantee's termination of employment by reason of death, retirement, disability, or otherwise will be specified in the option agreement evidencing the grant of the option.

     Stock Appreciation Rights

     The Plan also authorizes the Committee to grant stock appreciation rights ("SARs"). Upon exercising an SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise. At the Committee's discretion, payment of such amount may be made in cash, shares of Company common stock, or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR. No SAR may have a term of greater than 10 years.

     Performance Shares

     The Plan permits the Committee to grant awards of performance shares to eligible employees from time to time. These awards are contingent upon the achievement of certain performance goals established by the Committee. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period.

     Restricted Stock and Restricted Stock Units

     Under the Plan, the Committee may award restricted shares of the Company's common stock and restricted stock units to eligible employees from time to time and subject to certain restrictions as determined by the Committee. The nature and extent of restrictions on such shares and units, the duration of such restrictions, and any circumstance which could cause the forfeiture of such shares or units shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of restricted stock or restricted stock units (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

     Other Stock Based Awards

     In addition, the Committee shall have authority under the Plan to grant stock unit awards, which can be in the form of common stock or units, the value of which is based, in whole or in part, on the value of the Company's common stock. Such stock unit awards will be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine. Stock unit awards may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date shares are issued or, if later, the date provided by the Committee at the time of grant of the stock unit award. Stock unit awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant. The Committee will also determine the effect of termination of employment of a stock unit award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

Awards to Covered Employees

     The Plan permits the Committee to grant qualified performance-based awards ("Awards") to the chief executive officer and the four other highest compensated officers of the Company (the "Covered Employees"). These Awards are intended to qualify as performance-based pay under Section 162(m) of the Code to enable the Company to deduct the compensation paid to the Covered Employees attributable to these Awards. In general, Section 162(m) limits the deduction for compensation paid to the Covered Employees to a dollar limitation ($1,000,000), but permits performance-based pay to be deductible without regard to the dollar limitation.

     If the Award is a stock option or SAR grant with an exercise price equal to the fair market value of the underlying shares of common stock on the date of grant, the Award qualifies as performance-based pay under Section 162 (m).

     If performance shares are granted, then the Committee will establish performance goals based on the attainment of one or more of the following measures with respect to the Company or an affiliate, or a subsidiary, division or department of the Company or an affiliate for whom the Covered Employee performs services: revenue growth; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share from continuing operations; other board or committee approved performance measurements; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric) ; share price performance; total stockholder return; improvement in or attainment of expense levels; or improvement in or attainment of working capital levels. The preceding goals may be based on attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

     The Committee will establish the relevant goals at a time when the outcome is substantially uncertain, and the Committee will certify whether the goals have been attained. This process of establishing goals and confirming their attainment is intended to comply with Section 162(m) and permit the Award to qualify as deductible performance-based pay.

Change in Control

     In order to preserve the rights of participants in the event of a Change in Control (as defined in the Plan) , the Committee in its discretion may, at the time a grant is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of an award, (ii) provide for the purchase of the award upon the participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjust the terms of the award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provisions as the Committee may consider equitable and in the best interests of the Company.

Amendment and Termination of the Plan

     The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which (a) is required to be approved by stockholders to comply with applicable laws or rules, (b) increase the number of shares of Company common stock reserved for issuance under the Plan or (c) would cause the Company to be unable to grant Incentive Stock Options.

Federal Income Tax Consequences

     Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Plan.

Exercise of Incentive Stock Option and Subsequent Sale of Shares

     A participant who is granted an Incentive Stock Option does not realize taxable income at the time of the grant or at the time of exercise. If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Stock Option before the later of two years from the date of grant or one year from such date of exercise ("statutory holding period") any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

     However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant's post-exercise holding period for such shares.

     Special tax rules apply when all or a portion of the exercise price of an Incentive Stock Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above. However, the exercise of an Incentive Stock Option with shares which are, or have been, subject to an Incentive Stock Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

     Notwithstanding the favorable tax treatment of Incentive Stock Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Stock Option is generally treated in the same manner as a nonqualified stock option. Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Stock Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares. However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

     A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

     Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's post-exercise holding period for such shares.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

     A participant who has been granted an award of restricted stock or restricted stock units does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's holding period for such shares after their restrictions lapse.

     Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock. Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long term or short term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Unit Awards

     A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant .

     A participant who has been awarded a performance share or a stock unit award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

     The ordinary income recognized by a participant in connection with a SAR, performance share, or a stock unit award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

     To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR, or the payment of a performance share or stock unit award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's post- delivery holding period for such shares.

New Plan Benefits

     Grants and awards under the Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable. If the stockholders approve the amendment to the Plan, such grants and awards will be made at the discretion of the Committee or the Board of Directors in accordance with the compensation policies of the Committee, which are discussed in the "Report of the Compensation Committee."

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO AMEND THE PLAN. SUCH AMENDMENT TO BE ADOPTED MUST RECEIVE A MAJORITY OF THE VOTES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.


   PROPOSAL NUMBER 3 - RATIFICATION OF MALONE & BAILEY, PC AS OUR INDEPENDENT
                               PUBLIC ACCOUNTANTS

     The Company is asking the stockholders to ratify the selection of Malone & Bailey, PC as the Company's independent public accountants for the fiscal year ending December 31, 2005. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting will be required to ratify the selection of Malone & Bailey, PC.

     In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the subsequent year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

     A representative of Malone & Bailey, PC is expected to attend the Annual Meeting and is not expected to make a statement, but will be available to respond to appropriate questions and may make a statement if such representative desires to do so.

Principal Accountant Fees and Services

     The aggregate fees billed by the principal accountant, Malone & Bailey PLLC, for the three quarterly reviews and related audit services for the period ending December 31, 2004, were $81,575.

     No other fees were billed for services by Malone & Bailey, PLLC, other than those covered in the preceding paragraph. No professional fees were billed for financial information, tax advice or planning, or system design and implementation.

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of Independent Auditors

     The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent auditor. The Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence as well as whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors and input from the Company's management. The Audit Committee's charter authorizes the Audit Committee to delegate to one or more of its members the pre-approval of audit and permissible non-audit services provided that those members report any pre-approvals to the full committee. The policy prohibits the Audit Committee from delegating to management the Audit Committee's responsibility to pre-approve permitted services of the independent auditor. During the fiscal year ended December 31, 2004, all of the services related to the audit fees described above were pre-approved by the Audit Committee and none were provided pursuant to any waiver of the pre-approval requirement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF MALONE & BAILEY, PC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005. THE RATIFICATION REQUIRES A MAJORITY VOTE OF THE SHARES REFPRESENTED BY PERSON OR BY PROXY AT THE ANNUAL MEETING.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of May 6, 2005, certain information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors and director nominees, (c) the executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

     Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.


                                                -------------------------------
                                                   Number of
                                                    Shares       Percentage of
      Name and Address of Beneficial Owner         Owned (1)        Class
     --------------------------------------     -------------------------------
     George Jarkesy, Jr. (2)...............       1,631,167         15.33%
     Warren Lau (3)........................       1,318,748         12.52%
     Top Tier Investments (4)..............       1,228,837         11.67%
     Robert H. Gow.........................         342,500          3.25%
     C. William Rouse (5)..................         229,028          2.16%
     David B. McWilliams (6)...............         166,222          1.55%
     Brian E. Rodriguez (7)................          26,667            *
     Anthony N. Kamin (8)..................           6,667            *
     Paul M. Frison (9)....................           6,667            *
     --------------------------------------     -------------------------------
     All Directors and Executive Officers
     as a group (9 persons)................         831,848          7.86%

* Less than 1%.

(1) Ownership percentages reflected in the column "Percentage of Class" are based on 10,534,324 shares of common stock issued and outstanding as of the Record Date.

(2)  Address: 18205 Burkhardt Road, Tomball, Texas 77377.

(3)  Address: 333 North Sam Houston East, Suite 400, Houston, TX 77060.

(4)  Address: 50 California Street, Suite 3000, San Francisco, California 94111.

(5) Includes 66,667 shares of common stock that Mr. Rouse may purchase upon exercise of stock options that are currently vested or will become vested by June 2005.

(6) Includes 126,667 shares of common stock that Mr. McWilliams may purchase upon exercise of stock options that are currently vested or will become vested by June 2005.

(7) Includes 26,667 shares of common stock that Mr. Rodriguez may purchase upon exercise of stock options that are currently vested or will become vested by June 2005.

(8) Includes 6,667 shares of common stock that Mr. Kamin may purchase upon exercise of stock options that are currently vested or will become vested by June 2005.

(9) Includes 6,667 shares of common stock that Mr. Frison may purchase upon exercise of stock options that are currently vested or will become vested by June 2005.


                               EXECUTIVE OFFICERS
Our executive officers are as follows:

                 Name               Age                    Position
     David B. McWilliams..........   61    President and Chief Executive Officer
     C. William Rouse.............   57    Chief Financial Officer and Secretary

     The following biographical information is for Mr. Rouse (please see Proposal 1 for biographical information for Mr. McWilliams):

     C. William "Bill" Rouse - Mr. Rouse has served as the Company's chief financial officer since May 2004. Prior to May 2004, Mr. Rouse was managing director of Rouse Associates from April 1999 until May 2004. From January 1995 to April 1999 he was chief marketing officer for Futorian Inc. and from December 1990 to January 1995 he was a division general manager for Masco Corporation. Prior to 1990 Mr. Rouse was President of BEI, Inc. Mr. Rouse has led several startups and turnarounds and founded several successful companies.

Code of Ethics for the CEO, CFO and Senior Financial Officers

     In 2005, in accordance with SEC Rules, the Audit Committee and the Board adopted the CEO, CFO and Senior Financial Officers Code of Ethical Conduct. The Board believes that these individuals must set an exemplary standard of conduct, particularly in the areas of accounting, internal accounting control, auditing and finance. This code sets forth ethical standards the designated officers must adhere to and other aspects of accounting, auditing and financial compliance. The full text of the Code of Ethics for the CEO, CFO and Senior Financial Officers has been posted to the Company's website, and can be found under the Corporate Governance link.

Executive Compensation

     The following tables contain compensation data for our named executive officers for the fiscal year ending December 31, 2004.

                                                      Summary Compensation Table

                                  Annual Compensation          Long Term Compensation Awards
                                  -------------------          -----------------------------
           Name and                     Salary       Bonus     Securities Underlying Options     All Other Compensation
      Principal Position     Year         ($)         ($)                   (#)                            ($)
      ------------------     ----       ------       -----                 -----                          -----
David B.  McWilliams (1)     2004       73,000         -                 370,000 (2)                        -
                             2003          -           -                     -                              -
                             2002          -           -                     -                              -

Warren Lau (3)               2004       98,000         -                     -                              -
                             2003          -           -                     -                              -
                             2002          -           -                     -                              -

Jason Otteson (4)            2004       42,000         -                     -                              -
                             2003      102,000         -                  24,000                            -
                             2002      102,000         -                     -                              -

___________
(1) Served as chief executive officer since August 2004.
(2) See "Executive Employment Contracts" for a discussion of the option.
(3) Served as chief executive officer from June 2004 through August 2004.
(4) Served as chief executive officer until June 2004.

                                               Option Grants in Last Fiscal Year

                                                       (Individual Grants)

                          Number of Securities         % of Total Options        Exercise/Base Price     Expiration Date
       Name                 Options Granted          Granted to Fiscal Year           ($/Share)
David B. McWilliams             370,000                        32%                       3.00              August 2009
Warren Lau                          -                           -                          -                    -
Jason Otteson                       -                           -                          -                    -


                                          Options Exercises and Fiscal 2004 Year End Values

                                         Number of Shares                                Value of Unexercised
                                     Underlying Unexercised                               In-the-Money Options
                                   Options at December 31, 2004                          at December 31, 2004 (1)
                          ---------------------    ---------------------    ---------------------    ---------------------
       Name                    Exercisable             Unexercisable             Exercisable             Unexercisable
----------------------    ---------------------    ---------------------    ---------------------    ---------------------
David B. McWilliams               50,000                  320,000             $     170,000            $    1,088,000
Warren Lau                           -                        -               $         -              $          -
Jason Otteson                        -                        -                         -                         -

(1) The value of "in-the-money" stock options represents the difference between the $3.00 exercise price of such options and the fair market value of $6.40 per share of common stock as of December 31, 2004, the closing price of the common stock reported on the OTC Bulletin Board.

     No options were exercised during the fiscal year ended December 31, 2004. No stock appreciation rights were outstanding at the end of the fiscal year.

Executive Employment Contracts

     Mr. David B. McWilliams has an existing employment agreement with the Company that he entered into effective August 23, 2004. Mr. McWilliams current agreement for the position of chief executive officer is at an annual salary of $250,000 and may be terminated by the Company or Mr. McWilliams at any time for any or no reason. Mr. McWilliams has the right to purchase 370,000 shares of Company common stock exercisable at a price per share of $3.00, of which 10,000 shares of Company common stock shall vest on the 1st day of each month of Mr. McWilliams employment. In January 2005, Mr. McWilliams was granted an option to purchase 50,000 shares of common stock at a purchase price of $3.00 per share.

     C. William "Bill" Rouse entered into an employment agreement, expiring April 2005, providing for an annual salary of $180,000. Mr. Rouse has agreed to extend the employment agreement for an additional year, subject to approval by the Compensation Committee. Mr. Rouse has the right to purchase 100,000 shares of Company common stock exercisable at a price per share of $3.00, of which 50,000 shares of Company common stock shall vest on first, second and third anniversary of Mr. Rouse's employment. In January 2005, Mr. Rouse was granted an option to purchase 50,000 shares of common stock at a purchase price of $3.00 per share.

                           RELATED PARTY TRANSACTIONS

     There are no related party transactions other than what is disclosed herein.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of the following non-employee directors: Brian E. Rodriguez (Chairman) and Robert H. Gow. All of the members of the Audit Committee are independent directors as defined by rules of the Securities and Exchange Commission. In addition, the Board has determined that all members of the Audit Committee are financially literate and that Brian Rodriguez qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission.

     The Audit Committee operates under a written charter adopted by the Board of Directors, which is evaluated annually. The charter of the Audit Committee appears as Exhibit A to the Proxy Statement of which this report is a part. The Audit Committee selects, evaluates and, where deemed appropriate, replaces the Company's independent auditors. The Audit Committee also pre-approves all audit services, engagement fees and terms, and all permitted non-audit engagements, except for certain de minimus amounts.

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report on the Company's consolidated financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has reviewed the Company's audited financial statements for fiscal 2004 and has met and held discussions with management and Malone & Bailey, PC, the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements for fiscal 2004 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with the independent auditors. The Audit Committee also discussed with Malone & Bailey, PC matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     Malone & Bailey, PC also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Malone & Bailey, PC the accounting firm's independence.

     Based upon the Audit Committee's discussion with management and Malone & Bailey, PC, and the Audit Committee's review of the representation of management and the report of Malone & Bailey, PC to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission.

     Malone & Bailey, PC did not perform any non-audit services during fiscal 2004.

Submitted by the Audit Committee of the Board of Directors of PharmaFrontiers
Corp.:

Brian E. Rodriguez, Audit Committee Chairman
Robert H. Gow



                      REPORT OF THE COMPENSATION COMMITTEE

Overview

     The Compensation Committee of the Board of Directors supervises our executive compensation. We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information.

     We seek to provide an overall level of compensation to our executives that are competitive within our industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

     Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

     We provide long-term incentive compensation through our stock option plan. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

Chief Executive Officer Compensation

     Mr. David B. McWilliams was elected to the position of chief executive officer in August 2004. Mr. McWilliams's salary was $250,000 per year, paid semi-monthly during the fiscal year ended December 31, 2004.

     Mr. McWilliams executed an employment agreement with the Company in August 2004. Mr. McWilliams's current agreement for the position of chief executive officer is at an annual salary of $250,000. The agreement includes incentives of options which vest at 10,000 shares per month over a 37 month period beginning August 2004. To date and in accordance with the employment agreement, Mr. McWilliams has earned vested options to purchase 90,000 shares at an exercise price of $3.00 per share. In January 2005, Mr. McWilliams was also awarded an incentive option with regard to the Opexa acquisition to purchase 50,000 shares at an exercise price of $3.00 per share. This option vested one-third on the award date and one-third on each of the next two anniversaries of the award date.

     Mr. McWilliams's agreement may be terminated at any time by either party for any reason and includes standard non-compete, non-disclosure, trade secret, and proprietary information protection.

     The overall goal of the Compensation Committee is to insure that compensation policies are established that are consistent with our strategic business objectives and that provide incentives for the attainment of those objectives. This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership.


Submitted by the Compensation Committee of the Board of Directors of PharmaFrontiers Corp.:


Robert H. Gow
Paul M. Frison

                                  OTHER MATTERS

     The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

By Order of the Board of Directors

Robert H. Gow, Chairman

May 16, 2005
The Woodlands, Texas




     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

     THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                   Appendix A


                             AUDIT COMMITTEE CHARTER
                                       OF
                              PHARMAFRONTIERS CORP.

            (as adopted by the Board of Directors on August 11, 2004)

I.   Composition of the Audit Committee

     The Audit Committee of PharmaFrontiers Corp., a Texas corporation (the "Company"), shall be comprised of at least three directors each of whom (i) is "independent" under the rules of the American Stock Exchange, (ii) does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, (iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and (iv) must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and the Audit Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Audit Committee shall designate one member of the Audit Committee as its chairperson. In the event of a tie vote on any issue, the chairperson's vote shall decide the issue.

II.  Purposes of the Audit Committee

     The purposes of the Audit Committee are to:

     1. oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

     2. assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the independent auditors' qualifications and independence, and
(iii) the performance of the independent auditors and the Company's internal audit function; and

     3. prepare the report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

     The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation, and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

     The independent auditors for the Company are accountable to the Audit Committee, as representatives of the shareholders. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Audit Committee.

     The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

III. Meetings of the Audit Committee

     The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee may meet separately on a periodic basis with management, the director of the internal auditing department, and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.  Duties and Powers of the Audit Committee

     To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1. with respect to the independent auditors,

     (i) to directly appoint, retain, compensate, evaluate, and terminate the independent auditors, including having the sole authority to approve all audit engagement fees and terms, provided that the auditor appointment shall be subject to shareholder approval;

     (ii) to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors;

     (iii) to review and discuss the written statement from the independent auditor delineating all of the independent auditor's relationships with the Company as required by Independence Standards Board Standard 1, as may be modified or supplemented, and, based on such review, assesses the independence of the auditor;

     (iv) to discuss with the independent auditors in connection with any audit all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

     (v) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner;

     (vi) to instruct the independent auditors that the independent auditors are ultimately accountable to the Audit Committee, as representatives of the shareholders;

     2. with respect to the internal auditing department, to review the appointment and replacement of the director of the internal auditing department;

     3. with respect to financial reporting principles and policies and internal audit controls and procedures,

     (i) to advise management, the internal auditing department, and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

     (ii) to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61, as it may be modified or supplemented, including reports and communications related to:

     -- deficiencies noted in the audit in the design or operation of internal controls;

     --   consideration of fraud in a financial statement audit;

     --   detection of illegal acts;

     --   any restriction on audit scope;

     --   significant accounting policies;

     --   management judgments and accounting estimates;

     -- any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);

     --   disagreements with management;

     --   difficulties encountered with management in performing the audit;

     -- the independent auditors' judgments about the quality of the entity's accounting principles;

     -- reviews of interim financial information conducted by the independent auditors; and

     -- the responsibilities, budget, and staffing of the Company's internal audit function;

     (iii) to meet with management, the independent auditors and, if appropriate, the director of the internal auditing department:

     -- to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

     -- to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company's financial statements;

     -- to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

     -- to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders;

     -- to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and
          (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

     (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

     (v) to discuss with the Company's General Counsel (or person or entity performing such function) any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

     (vi) to discuss and review the type and presentation of information to be included in earnings press releases;

     (vii) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

     (viii) to review and approve related party transactions of the Company where appropriate;

     4. with respect to reporting and recommendations,

     (i) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

     (ii) to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors;

     (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (iv) to advise the Board of Directors with respect to the Company's policies and procedures regarding the compliance with the applicable laws and regulations and with the Company's Code of Ethics.

V.   Resources and Authority of the Audit Committee

     The Audit Committee shall have the resources (including any needed funding to be supplied by the Company) and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

                                  FORM OF PROXY
                              PHARMAFRONTIERS CORP.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 21, 2005

                              PHARMAFRONTIERS CORP.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of PharmaFrontiers Corp., ("the Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and appoints Robert Gow or David B. McWilliams and each of them, with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Annual Meeting of Shareholders of the Company to the held at The Marriott Hotel 255 N. Sam Houston Parkway, Houston, TX 77060, at 1:00 p.m., Central Time, June 21, 2005, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL ONE, VOTED FOR THE ADOPTION OF THE AMENDMENT TO THE STOCK OPTION PLAN UNDER PROPOSAL TWO, RATIFICATION OF THE AUDITORS UNDER PROPOSAL THREE AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS' NOMINEES UNDER PROPOSAL ONE. PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE.

     1. To elect directors out of the five persons nominated to hold office until the 2006 Annual Meeting of Shareholders:

          You may check some or all of the five nominees.

                                              For         Against     Abstain
              ------------------------------------------------------------------
              Robert H. Gow                   [  ]         [  ]         [  ]

              David B. McWilliams             [  ]         [  ]         [  ]

              Anthony N. Kamin                [  ]         [  ]         [  ]

              Paul M. Frison                  [  ]         [  ]         [  ]

              Brian E. Rodriguez              [  ]         [  ]         [  ]

     2. To approve an amendment to the Company's June 2004 Compensatory Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 1 million shares.

                                              [  ]         [  ]         [  ]

     3. To ratify the selection by the Audit Committee of the Board of Directors of Malone & Bailey, PC, as our independent auditors.

                                              [  ]         [  ]         [  ]

          DATED: ______________________          _______________________________
                                                 [Signature]

                                                 _______________________________
                                                 [Signature if jointly held]

                                                 _______________________________
                                                 [Printed Name]

                             ADDITIONAL INFORMATION

Other Business

We are not currently aware of any other business to be acted on at the meeting.


Outstanding Shares

As of April 21, 2005, there were 10,534,526 shares of common stock outstanding. Each common share is entitled to one vote.


Shareholder Proposals for Next Year

Any shareholder proposal for the annual meeting in 2006 must be sent to the Secretary at the address of PharmaFrontiers offices of 2408 Timberloch Place, Suite B-7, The Woodlands, TX 77380. The deadline for receipt of a proposal to be considered for inclusion in the proxy statement is 5:00 p.m., Central Time, on January 15, 2006.


Proxy Voting

     o By Mail: Mark, sign and date your enclosed proxy card, detach it and return it in the postage-paid envelope provided.

     o By Internet: Have your proxy card available and access the stock transfer agent's web-site at www.continentalstock.com and simply follow the prompts to cast your vote for your shares. Shareholders can also elect to receive their future annual reports sent to them electronically rather than by mail.


Financial Statements

The year 2004 consolidated financial statements and auditor's report; management's discussion and analysis of financial condition and results of operations; information concerning the financial data for the past two fiscal years; and other information is set forth in the attached SEC Form 10-KSB filing in Appendix B.


SEC Filings, Press Releases and Other Pertinent Company Information

By accessing the Company's website at ww.pharmafrontierscorp.com shareholders may obtain copies of the Company's recent SEC filings, press releases and other company announcements.








                                  End of Filing